Addendum No. 4
                                       To
                      M/V JADE ORIENT Uniform Time Charter
                                Dated May 9, 1995
                                     Between
                           Trans-Pacific Shipping Co.
                                       And
                        Schnitzer Steel Industries, Inc.

          Reference is made to that certain Uniform Time Charter entered into as of May 9, 1995 by and between Trans-Pacific Shipping Co. ("Owner") and Schnitzer Steel Industries, Inc. ("Charterer") as amended by Addendum No. 1; Addendum No. 2 dated May 9, 1995; and Addendum No. 3 dated August 28, 1996 (all of which are collectively referred to as the "Charter Party") whereby Owner let and Charterer hired the vessel called M/V JADE ORIENT (the "Vessel").

          Owner and Charterer agree to amend the Charter Party as follows:

     1. Effective November 1, 1997 Charter hire shall be calculated as the sum of the actual daily running costs of the Vessel plus a monthly payment of $97,327.00.

     2. Except as modified herein, all other terms and conditions of the Charter Party remain unmodified and in full force and effect.

          Executed at Portland, Oregon on October 31, 1997.


TRANS-PACIFIC SHIPPING CO.             SCHNITZER STEEL INDUSTRIES, INC.
By Lasco Shipping Co., As Agent


By: /s/ ANDREAS THEOHARIS              By: /s/ ROBERT PHILIP
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